UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 13, 2014

SAN LOTUS HOLDING INC.
(Exact name of registrant as specified in its charter)

Nevada	333-176694	45-2960145
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

3F B302C, No. 185 Kewang Road
Longtan Township, Taoyuan County 325 Taiwan (R.O.C.)
	(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:   +866-3-4072339

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

Transaction between Green Forest Management Consulting Inc. and Lo, Fun-Ming

On March 13, 2014, our wholly-owned subsidiary, Green Forest Management Consulting Inc., a Taiwan (R.O.C.) corporation (“Green Forest”), entered into a land purchase agreement (the “LPA”) with Lo, Fun-Ming ( the “Seller”) to acquire 35,790.4921 square meters of land in Dataoping Section of Zaoqiao Township, Miaoli County, Taiwan (R.O.C.) and 281, 116.5 square meters of land in Laotianliao Section of Touwu Township, Miaoli County, Taiwan (R.O.C.), all of which is 316, 906.9921 square meters (the “Land”).

Green Forest purchased the Land for TWD$830,490,304 (US$28,165,580.60) (the “Purchase Price”). The Purchase Price was paid for through Green Forest’s issuance of a promissory note (the “Promissory Note”) payable to the Seller. Through an agreement of assignment, assumption and release (the “Assumption”), which we entered into with the Seller and Green Forest on March 13, 2014, we assumed the debt Green Forest owed under the Promissory Note, thus relieving Green Forest of its obligations thereunder.

On March 13, 2014, we entered into a stock purchase agreement for the issuance of 139,364,582 shares of our common stock, par value $0.1 per share (the “Shares”), at a purchase price of $0.2021per share, to the Sellers and their designees pursuant to stock purchase agreements, dated March 13,2014 (the “Subscription Agreements”). The issuance of the Shares was exempt from registration pursuant to either Regulation S or Regulation D, as stated in the respective Subscription Agreements, depending on the location and intent of the purchaser. The Shares were issued at the instruction of the Sellers and in full satisfaction of the debt we owed pursuant to the Assumption.

The following tables detail our officers and directors and their relationship to Green Forest, if any.

Positions Held in Affiliated Entities

	Name of Natural Person Affiliate	San Lotus Holding Inc	Green Forest Management Consulting Inc
1	Yu, Chien-Yang	Director / Vice President	Director
2	Chen, Kuan-Yu	Director / Secretary	Director
3	Lin, Mu-Chen	Director / CFO	-
4	Chen Tseng, Chih-Ying	Director / CEO	-
5	Chen,Li-Hsing	Director / Chairman	-
6	Yang, Tai-Ming	Director	-
7	Lai,Wen-Ching	Director	-
8	Wu,Kuo-Chen	Director	-
9	Lo,Fun-Ming	Director	-
10	Chou,Shu-Hui	Director	-
11	Hsiao,Young-Yi	Director	-
12	Teng,Wei-Yuan	Director	-
13	Yueh,Jung-Lin	Director	-
14	Luc, Moc-Thuy	Director	-
15	Megan J. Penick	Director	-
16	Chiang,Yu-Chang	-	Director / Chairman

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Finally, the following table details how the Shares were distributed to the above officers, directors and affiliates in the Transaction between Green Forest Management Consulting Inc. and Lo, Fun-Ming.

Beneficial Ownership in San Lotus Shares Received as a Result of Transaction

	Name of Natural Person Affiliate	A. Beneficial Ownership in San Lotus Shares Received (A = B x C)	Holding Entity	B. Beneficial Ownership in Holding Entity	C. San Lotus Shares Received in Holding Entity
1	Yu, Chien-Yang	24,712,503	Ocean Reserve Ltd.	100.00%	24,712,503
2***	Chen, Kuan-Yu	111	Wang Wang Ltd.	50.00%	222
3	Lin, Mu-Chen	-	-	-	-
4*	Chen Tseng, Chih-Ying	-	-	-	-
5*	Chen, Li-Hsing	-	-	-	-
6	Yang, Tai-Ming	5,333	UHAO LTD.	100.00%	5,333
7	Lai, Wen-Ching	-	-	-	-
8	Wu, Kuo-Chen	-	-	-	-
9**	Lo, Fun-Ming	24,040,389	DA TEH FU CO., LTD.	30.00%	80,134,630
10	Chou, Shu-Hui	8,013,463	DA TEH FU CO., LTD.	10.00%	80,134,630
11	Hsiao, Young-Yi	-	-	-	-
12	Teng, Wei-Yuan	19,227,238	DENG DONG LTD.	100.00%	19,227,238
13	Yueh, Jung-Lin	-	-	-	-
14	Luu, Moc-Thuy	-	-	-	-
15	Megan J. Penick	-	-	-	-
16	Chiang, Yu-Chang	-	-	-	-

*	Chen Tseng, Chih-Ying and Chen, Li-Hsing are husband and wife. Their holdings are computed and disclosed on an aggregate basis.
**	Lo, Ta is the son of Lo, Fun-Ming, and owns 60% of DA TEH FU CO., LTD.
**	Lo, Fun-Ming owns 30% of DA TEH FU CO., LTD.
**	Chou, Shu-Hui is the wife of Lo, Fun-Ming, and owns 10% of DA TEH FU CO., LTD.
***	Wang, Lia is the wife of Chen, Kuan-Yu, and she owns 50% of Wang Wang Ltd.

Following the issuance of the Shares, we entered into an agreement with the Sellers noting the satisfaction of any and all obligations originally owed pursuant to the Promissory Note, thus cancelling out any and all obligations that would be owed pursuant to the Assumption (the “Note Cancellation Agreement”).

A description of the specific terms and conditions of the agreements related to this transaction are set forth in the LPA, attached hereto as Exhibit 10.1, the Promissory Note, attached hereto as Exhibit 10.2, the Assumption, attached hereto as Exhibit 10.3, the Note Cancellation Agreement, attached hereto as Exhibit 10.4, and the Subscription Agreements, attached hereto as Exhibit 10.5, and 10.6, all of which are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosures concerning the acquisition set forth in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

The Land consists of 49 lots, totaling 316, 906.9921 square meters, in the Dataoping Section of Zaoqiao Township and Laotianliao Section of Touwu Township, Miliaoli County, Taiwan (R.O.C.). The lots in Land are separately zoned as “agricultural region;” “traffic region;” “forest region;” “C-class construction land;” and “water resource region.” By law, the entire title to such lots zoned as agricultural region cannot be transferred to Green Forest until Green Forest obtains a license of agricultural enterprises.

The entire title to the lots other than those zoned as agricultural region will be transferred to Green Forest after closing, as any previous mortgage on the Land will be satisfied after closing. The appraisal report has been disclosed as Exhibit 10.8 in current reports on Form 8-K previously filed with the Securities and Exchange Commission on December 30, 2013.

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Before our acquisition, we had the Land appraised by an independent third-party appraisal company, Zhanmao Real Estate Appraisers Firm (“Zhanmao”), to determine the Land’s fair market value. Zhanmao appraised the Land at TWD$830,490,304 (US$28,165,580.60) pursuant to “Sale Price Comparison approach”; “Land Development Analysis approach” for land of the specific types–agricultural; traffic; forest; and water resource, etc.

We have not yet determined our specific use for the land, although we intend to either use it to develop scenic, destination real estate or hold it for later resale when we need to raise funds. We have entered into non-binding letters of intent to acquire several other properties in Taiwan, all of which we have disclosed on current reports on Form 8-K previously filed with the Securities and Exchange Commission. Once we complete all of these acquisitions, expected by the end of the first quarter 2014, we will evaluate our land holdings in their entirety and develop an overall plan on how to develop and/or utilize the properties.

Item 3.02	Unregistered Sale of Equity Securities.

Reference is made to the disclosures set forth under Item 1.01 of this report, which are incorporated herein by reference.

Our issuance of 139,364,582 shares of our common stock pursuant to the Subscription Agreements, each dated March 13, 2014, were not issued in a “public offering” as defined in Section 4(2) of the Securities Act of 1933, as amended, (the “Securities Act”) and met the requirements to qualify for exemption from registration pursuant to either Regulation S or Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). The sale of shares exempt from registration under Regulation S was all made outside of the U.S. to non-U.S. persons.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy securities. The securities have not been registered under the Securities Act and may not be offered or sold in the U.S. absent registration or an exemption from registration under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are being filed herewith:

Exhibit No. and Description

10.1	Land Purchase Agreement, dated as of March 13, 2014, between Green Forest Management Consulting Inc. and Lo, Fun-Ming

10.2	Promissory Note, dated as of March 13, 2014, between Green Forest Management Consulting Inc. and Lo, Fun-Ming

10.3	Agreement of Assignment, Assumption and Release, dated as of March 13, 2014, by and among San Lotus Holding Inc.; Green Forest Management Consulting Inc.; and Lo, Fun-Ming

10.4	Cancellation of Promissory Note, dated as of March 13, 2014, by and between San Lotus Holding Inc.; Green Forest Management Consulting Inc.; and Lo, Fun-Ming

10.5	Regulation S Stock Purchase Agreement, dated as of March 13, 2014, between San Lotus Holding Inc. and the Purchasers Named Therein.

10.6	Regulation D Stock Purchase Agreement, dated as of March 13, 2014, between San Lotus Holding Inc. and the Purchasers Named Therein.

10.8 Appraisal Report of Zhanmao Real Estate Appraisers Firm. *

* Previously filed in our Curent Report on Form 8-K dated December 30, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAN LOTUS HOLDING INC.
Dated: March 17, 2014
	By:	/s/ Chen, Li-Hsing
Chen Li-Hsing
President and Chairman of the Board

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EXHIBIT INDEX

Exhibit No. and Description

10.1	Land Purchase Agreement, dated as of March 13, 2014, between Green Forest Management Consulting Inc. and Lo, Fun-Ming

10.2	Promissory Note, dated as of March 13, 2014, between Green Forest Management Consulting Inc. and Lo, Fun-Ming

10.3	Agreement of Assignment, Assumption and Release, dated as of March 13, 2014, by and among San Lotus Holding Inc.; Green Forest Management Consulting Inc.; and Lo, Fun-Ming

10.4	Cancellation of Promissory Note, dated as of March 13, 2014, by and between San Lotus Holding Inc.; Green Forest Management Consulting Inc.; and Lo, Fun-Ming

10.5	Regulation S Stock Purchase Agreement, dated as of March 13, 2014, between San Lotus Holding Inc. and the Purchasers Named Therein.

10.6	Regulation D Stock Purchase Agreement, dated as of March 13, 2014, between San Lotus Holding Inc. and the Purchasers Named Therein.

10.8	Appraisal Report of Zhanmao Real Estate Appraisers Firm. *

* Previously filed in our Curent Report on Form 8-K dated December 30, 2013.

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